PH06/113489.2
Exhibit 10.1

                   PLAYERS INTERNATIONAL, INC.

                      AMENDED AND RESTATED
                   1993 STOCK INCENTIVE PLAN
                   -------------------------

    (As adopted by stockholders at the 1993 Annual Meeting of
                          Stockholders
and amended at the 1995 and 1998 Annual Meetings of Stockholders)


           1.    Purpose. Players International, Inc.,  a  Nevada

corporation   (the   "Company"),  hereby   adopts   the   Players

International, Inc. 1993 Stock Incentive Plan (the  "Plan").  The

Plan  is  intended  to recognize the contributions  made  to  the

Company by key employees (including employees who are members  of the  Board  of  Directors) of the Company or  any  Affiliate,  to

provide   such  persons  with  additional  incentive  to   devote

themselves  to the future success of the Company or an Affiliate,

and  to  improve  the ability of the Company or an  Affiliate  to attract, retain, and motivate individuals upon whom the Company's sustained growth and financial success depend, by providing  such

persons  with  an  opportunity  to  acquire  or  increase   their

proprietary interest in the Company through receipt of rights  to acquire  the  Company's Common Stock, par value $.005  per  Share

(the  "Common  Stock") and through the transfer  or  issuance  of

Common  Stock. In addition, the Plan is intended as an additional incentive  to  directors of the Company who are not employees  of the  Company  or an Affiliate to serve on the Board of  Directors and to devote themselves to the future success of the Company  by providing  them with an opportunity to acquire or increase  their proprietary interest in the Company through the receipt of rights to acquire Common Stock.

           2.   Definitions. Unless the context clearly indicates

otherwise, the following terms shall have the following meanings:

                (a)   "Affiliate" means a corporation which is  a

parent  corporation or a subsidiary corporation with  respect  to the  Company within the meaning of Section 424(e) or (f)  of  the

Code.

               (b)  "Award" shall mean a transfer of Common Stock

made pursuant to the terms of the Plan.

                (c)   "Award Agreement" shall mean the  agreement

between  the Company and a Grantee with respect to an Award  made pursuant to the Plan.

                (d)   "Board  of Directors" means  the  Board  of

Directors of the Company.

               (e)  "Change of Control" shall have the meaning as

set forth in Section 10 of the Plan.

                (f)   "Code" means the Internal Revenue  Code  of

1986, as amended.

                (g)  "Committee" shall have the meaning set forth

in Section 3 of the Plan.

                (h)  "Company" means Players International, Inc.,

a Nevada corporation.

               (i)  "Disability" shall have the meaning set forth

in Section 22(e)(3) of the Code.

                (j)  "Disinterested Director" shall mean a member

of  the  Board of Directors of the Company who is "disinterested"

within the meaning of Rule 16b-3 and who is an "outside director"

as  defined under section 162(m) of the Code and related Treasury regulations.

                (k)   "Fair Market Value" shall have the  meaning

set forth in Subsection 8(b) of the Plan.

                (l)   "Grantee" shall mean a person  to  whom  an

Award has been granted pursuant to the Plan.

                (m)  "ISO" means an Option granted under the Plan

which  is  intended  to  qualify as an "incentive  stock  option"

within the meaning of Section 422(b) of the Code.

                (n)  "Key Employee" means the Section 16 Officers

and  all  individuals  that  the  Committee  determines  are  key employees of the Company or an Affiliate.

                (o)  "Non-qualified Stock Option" means an Option

granted  under  the  Plan which is not intended  to  qualify,  or otherwise does not qualify, as an "incentive stock option" within the meaning of Section 422(b) of the Code.

                 (p)    "Option"  means  either  an  ISO   or   a

Non-qualified Stock Option granted under the Plan.

                (q)   "Optionee" means a person to whom an Option

has  been  granted  under the Plan, which  Option  has  not  been exercised and has not expired or terminated.

                 (r)    "Option  Document"  means  the   document

described  in Section 8 or Section 9 of the Plan, as  applicable,

which  sets  forth  the terms and conditions  of  each  grant  of

Options.

                (s)   "Option  Price" means the  price  at  which

Shares may be purchased upon exercise of an Option, as calculated pursuant to Subsection 8(b) of the Plan.

                (t)   "Rule  16b-3" means Rule 16b-3  promulgated

under the Securities Exchange Act of 1934, as amended.

               (u)  "Section 16 Officers" means any person who is

an  "officer"  within  the meaning of Rule  16a-1(f)  promulgated under  the  Securities Exchange Act of 1934, as amended,  or  any successor rule.

                (v)  "Shares" means the shares of Common Stock of

the Company which are the subject of Options or granted as Awards under the Plan.

           3.    Administration of the Plan. The  Plan  shall  be

administered  by  the Board of Directors of the  Company  if  all

members  of  the Board of Directors are Disinterested  Directors;

provided,  however, that if all members of the Board of Directors are  not  Disinterested  Directors, the Board  of  Directors  may

designate  a committee or committee(s) of the Board of  Directors composed  of  two or more directors to administer the  Plan  with respect  to  the  Section  16  Officers,  directors,  and/or  key employees.  If  any of the members of the Board of Directors  are not  Disinterested  Directors, the Board of Directors  shall  (i)

designate a committee composed of two or more of directors,  each of  whom is a Disinterested Director (the "Disinterested Director

Committee"),  to operate and administer the Plan  in  its  stead,

(ii)  designate two committees to operate and administer the Plan in  its stead, a Disinterested Director Committee to operate  and administer  the  Plan  with respect to the Company's  Section  16

Officers   and  the  directors  who  are  not  members   of   the

Disinterested Director Committee, and another committee  composed of two or more directors (which may include directors who are not

Disinterested Directors) to operate and administer the Plan  with respect to persons other than Section 16 Officers or directors or

(iii) designate a Disinterested Director Committee to operate and administer  the  Plan  with respect to the Company's  Section  16

Officers and directors and itself operate and administer the Plan with  respect  to  persons  other than  Section  16  Officers  or directors.  Any  of such committees designated by  the  Board  of

Directors,   and   the   Board  of  Directors   itself   in   its

administrative capacity with respect to the Plan, is referred  to as  the  "Committee."  The Committee shall have  full  power  and authority  to administer and interpret the Plan, to make  factual determinations  and  to adopt or amend such  rules,  regulations,

agreements and instruments for implementing the Plan and for  the conduct  of  its business as it deems necessary or advisable,  in its  sole discretion.  The Committee's interpretation of the Plan hereunder  shall be conclusive and binding on all persons  having any  interests  in  the Plan or in any awards granted  hereunder.

Notwithstanding the foregoing, administration of Section  9  with respect  to  Options  for  members of the Disinterested  Director

Committee is intended to be self-executing in accordance with the

express  terms  and  conditions of Section 9.   However,  to  the

extent  that  administrative  determinations  are  required  with respect  to Section 9, such determinations shall be made  by  the members of the Board who are not eligible to receive grants under

Section  9, but in no event shall such determinations affect  the eligibility  of members of the Disinterested Director  Committee,

the determination of the exercise price, the timing of the grants or the number of shares subject to such grants.

                (a)   Meetings. The Committee shall hold meetings

at  such times and places as it may determine, shall keep minutes of  its meetings, and shall adopt, amend and revoke such rules or procedures as it may deem proper; provided, however, that it  may take  action only upon the agreement of a majority of  the  whole

Committee.  Any action which the Committee shall take  through  a written  instrument signed by a majority of its members shall  be as effective as though it had been taken at a meeting duly called and  held. The Committee shall report all actions taken by it  to the Board of Directors.

                (b)   Grants.  Except  with  respect  to  Options

granted  to  members  of  the  Disinterested  Director  Committee pursuant to Section 9, the Committee shall from time to  time  at its  discretion direct the Company to grant Options  pursuant  to the terms of the Plan. The Committee shall have plenary authority to  (i) determine the Optionees to whom, the times at which,  and the  price at which Options shall be granted, (ii) determine  the type  of  Option  to be granted and the number of Shares  subject thereto,  and (iii) approve the form and terms and conditions  of the  Option  Documents;  all subject,  however,  to  the  express provisions  of  the  Plan.  In making  such  determinations,  the

Committee  may  take into account the nature  of  the  Optionee's

services   and  responsibilities,  the  Optionee's  present   and

potential  contribution to the Company's success and  such  other factors  as  it may deem relevant. Notwithstanding the foregoing,

grants  of  Options  to  members of  the  Disinterested  Director

Committee  shall  be  made  in accordance  with  Section  9.  The

interpretation   and  construction  by  the  Committee   of   any

provisions of the Plan or of any Option granted under it shall be final, binding and conclusive.

                (c)   Exculpation.  No member  of  the  Board  of

Directors shall be personally liable for monetary damages for any action taken or any failure to take any action in connection with the  administration of the Plan or the granting of Options  under the  Plan, provided that this Subsection 3(c) shall not apply  to

(i)  any  breach of such member's duty of loyalty to the Company,

an  Affiliate,  or  the  Company's  stockholders,  (ii)  acts  or omissions  not in good faith or involving intentional  misconduct or a knowing violation of law, (iii) acts or omissions that would

result   in  liability  under  applicable  law,  and   (iv)   any

transaction  from  which the member derived an improper  personal benefit.

                (d)   Indemnification. Service on  the  Committee

shall constitute service as a member of the Board of Directors of the  Company.  Each  member of the Committee shall  be  entitled,

without  further act on his part, to indemnity from  the  Company and  limitation  of liability to the fullest extent  provided  by applicable  law  and by the Company's Articles  of  Incorporation

and/or  By-law in connection with or arising out of  any  action,

suit or proceeding with respect to the administration of the Plan or  the granting of Options thereunder in which he or she may  be involved by reason of his or her being or having been a member of the  Committee,  whether or not he or she continues  to  be  such member  of  the  Committee at the time of  the  action,  suit  or proceeding.

           4.    Grants under the Plan. Grants under the Plan may

be  in  the  form of a Non-qualified Stock Option, an  ISO  or  a combination thereof, at the discretion of the Committee.

           5.   Eligibility. All Key Employees and members of the

Board  of  Directors  shall be eligible to  receive  Options  and

Awards  hereunder. However, members of the Disinterested Director

Committee may receive Options only pursuant to Section 9 and  are not  eligible  to  receive Awards. The  Committee,  in  its  sole discretion, shall determine whether an individual qualifies as  a key employee.

           6.    Shares  Subject to Plan. The  aggregate  maximum

number  of  Shares  for which Awards or Options  may  be  granted pursuant to the Plan is 3,000,000 Shares and, during any one-year period,  the  maximum aggregate number of Shares  that  shall  be granted  pursuant to Options and Awards under  the  Plan  to  any single  individual shall be 350,000 Shares, subject in each  case to  adjustment as provided in Section 11 of the Plan.  The Shares shall  be  issued  from authorized and unissued Common  Stock  or

Common  Stock held in or hereafter acquired for the  treasury  of the  Company.  If an Option terminates or expires without  having been  fully exercised for any reason or if Shares subject  to  an

Award  have  been  conveyed back to the Company pursuant  to  the terms of an Award Agreement, the Shares for which the Option  was not  exercised  or  the  Shares that were conveyed  back  to  the

Company may again be the subject of one or more Options or Awards granted pursuant to the Plan.

           7.   Term of the Plan. The Plan is effective as of May

19,  1993,  the  date on which it was adopted  by  the  Board  of

Directors,  subject  to the approval of the  Plan  on  or  before

May  19,  1994 by a majority of the votes cast at a  duly  called meeting  of  the  stockholders at which a quorum  representing  a majority  of  all  outstanding voting stock of  the  Company  is,

either in person or by proxy, present and voting.  No Option  may be granted under the Plan after May 18, 2003.

           8.    Option Documents and Terms. Each Option  granted

under  the Plan shall be a Non-qualified Stock Option unless  the

Option  shall be specifically designated at the time of grant  to be  an  ISO  for  Federal  income tax  purposes.  If  any  Option designated an ISO is determined for any reason not to qualify  as an  incentive stock option within the meaning of Section  422  of the  Code, such Option shall be treated as a Non-qualified  Stock

Option for all purposes under the provisions of the Plan. Options granted  pursuant to the Plan shall be evidenced  by  the  Option

Documents in such form as the Committee shall from time  to  time approve, which Option Documents shall comply with and be  subject to  the  following terms and conditions and such other terms  and conditions as the Committee shall from time to time require which are  not  inconsistent with the terms of the Plan.  However,  the provisions  of this Section 8 shall not be applicable to  Options granted  to  members  of  the Disinterested  Director  Committee,

except as otherwise provided in Subsection 9(c).

               (a)  Number of Option Shares. Each Option Document

shall  state  the  number  of Shares to  which  it  pertains.  An

Optionee  may  receive more than one Option,  which  may  include

Options which are intended to be ISO's and Options which are  not intended  to be ISO's, but only on the terms and subject  to  the conditions and restrictions of the Plan.

                (b)   Option  Price. Each Option  Document  shall

state  the Option Price which, for a Non-qualified Stock  Option,

may  be  equal to, or greater than the Fair Market Value  of  the

Shares  on the date the Option is granted and, for an ISO,  shall be  at  least 100% of the Fair Market Value of the Shares on  the date  the  Option  is granted as determined by the  Committee  in accordance with this Subsection 8(b); provided, however, that  if an  ISO is granted to an Optionee who then owns, directly  or  by attribution  under Section 424(d) of the Code, shares  possessing more  than ten percent of the total combined voting power of  all classes of stock of the Company or an Affiliate, then the  Option

Price  shall  be at least 110% of the Fair Market  Value  of  the

Shares on the date the Option is granted. If the Common Stock  is traded  in a public market, then the Fair Market Value per  share shall  be, if the Common Stock is listed on a national securities exchange  or  included in the NASDAQ National Market System,  the last reported sale price thereof on the relevant date, or, if the

Common  Stock is not so listed or included, the mean between  the last  reported "bid" and "asked" prices thereof on  the  relevant date,  as  reported on NASDAQ or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in  a customary financial reporting service, as applicable and  as  the

Committee determines.

                (c)   Exercise. No Option shall be deemed to have

been  exercised  prior to the receipt by the Company  of  written notice  of  such exercise and of payment in full  of  the  Option

Price  for the Shares to be purchased.  If payment is made  under

Section  8(d)(iii)  of  the Plan, such notice  may  instruct  the

Company to deliver Shares due upon the exercise of the Option  to any  registered  broker  or  dealer  designated  by  the  Company

("Designated Broker") in lieu of delivery to the Optionee.   Such

instructions must designate the account into which the Shares are to be deposited.  The Optionee at tender this notice of exercise,

which  has  been  properly  executed by  the  Optionee,  and  the aforementioned  delivery instructions to any  Designated  Broker.

Each  such  notice  shall  specify the number  of  Shares  to  be purchased  and  shall (unless the Shares are covered  by  a  then current registration statement or a Notification under Regulation

A  under  the  Securities Act of 1933, as amended  (the  "Act")),

contain  the  Optionee's acknowledgment  in  form  and  substance satisfactory  to  the  Company that (a)  such  Shares  are  being purchased  for  investment  and not for  distribution  or  resale

(other  than  a distribution or resale which, in the  opinion  of

counsel   satisfactory  to  the  Company,  may  be  made  without

violating  the  registration provisions  of  the  Act),  (b)  the

Optionee  has  been advised and understands that (i)  the  Shares have  not  been  registered under the  Act  and  are  "restricted securities" within the meaning of Rule 144 under the Act and  are subject to restrictions on transfer and (ii) the Company is under no obligation to register the Shares under the Act or to take any action  which would make available to the Optionee any  exemption from  such  registration, (c) such Shares may not be  transferred

without   compliance  with  all  applicable  federal  and   state

securities laws, and (d) an appropriate legend referring  to  the foregoing  restrictions  on transfer and any  other  restrictions imposed  under  the  Option Documents  may  be  endorsed  on  the certificates.  Notwithstanding  the  foregoing,  if  the  Company determines that issuance of Shares should be delayed pending  (A)

registration  under  federal or state securities  laws,  (B)  the receipt of an opinion of counsel satisfactory to the Company that an appropriate exemption from such registration is available, (C)

the listing or inclusion of the Shares on any securities exchange or  an  automated quotation system or (D) the consent or approval of  any governmental regulatory body whose consent or approval is necessary  in  connection with the issuance of such  Shares,  the

Company may defer exercise of any Option granted hereunder  until any of the events described in this sentence has occurred.

                (d)  Medium of Payment. An Optionee shall pay for

Shares  (i) in cash, (ii) by certified or cashier's check payable to  the  order  of the Company, or (iii) by such  other  mode  of payment as the Committee may approve, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board. Furthermore, the Committee may provide in  an  Option Document that payment may be made in whole  or  in part  in  shares  of  the  Company's Common  Stock  held  by  the

Optionee. If payment is made in whole or in part in shares of the

Company's  Common Stock, then the Optionee shall deliver  to  the

Company  certificates  registered in the name  of  such  Optionee representing  the  shares owned by such  Optionee,  free  of  all liens,  claims  and  encumbrances of every  kind  and  having  an aggregate  Fair Market Value on the date of delivery that  is  at least  as  great as the Option Price of the Shares  (or  relevant portion  thereof)  with respect to which such  Option  is  to  be exercised  by the payment in shares of Common Stock, endorsed  in blank  or  accompanied by stock powers duly endorsed in blank  by the  Optionee. In the event that certificates for shares  of  the

Company's  Common  Stock  delivered to the  Company  represent  a number  of  shares in excess of the number of shares required  to make  payment  for  the Option Price of the Shares  (or  relevant portion  thereof)  with respect to which such  Option  is  to  be exercised  by  payment  in  shares of  Common  Stock,  the  stock certificate issued to the Optionee shall represent (i) the Shares in  respect of which payment is made, and (ii) such excess number of  shares.  Notwithstanding  the foregoing,  the  Committee  may impose from time to time such limitations and prohibitions on the use  of  shares of the Common Stock to exercise an Option  as  it deems appropriate.

               (e)  Termination of Options.

                    (i)  No Option shall be exercisable after the

first to occur of the following:

                           (A)  Expiration  of  the  Option  term

specified in the Option Document, which, in the case of  an  ISO,

shall  not  occur after (1) ten years from the date of grant,  or

(2) five years from the date of grant if the Optionee on the date of grant owns, directly or by attribution under Section 424(d) of the  Code, shares possessing more than ten percent (10%)  of  the total  combined  voting  power of all classes  of  stock  of  the

Company or of an Affiliate;

                          (B)  Except  to  the  extent  otherwise

provided  in  an  Optionee's Option Document, a  finding  by  the

Committee,  after  full consideration of the facts  presented  on behalf  of  both the Company and the Optionee, that the  Optionee has  breached his employment or service contract with the Company or an Affiliate, or has been engaged in disloyalty to the Company

or   an   Affiliate,   including,  without   limitation,   fraud,

embezzlement, theft, commission of a felony or proven  dishonesty in  the  course  of his employment or service, or  has  disclosed trade  secrets or confidential information of the Company  or  an

Affiliate. In such event, in addition to immediate termination of the  Option, the Optionee shall automatically forfeit all  Shares

for   which   the  Company  has  not  yet  delivered  the   share

certificates  upon  refund by the Company of  the  Option  Price.

Notwithstanding anything herein to the contrary, the Company  may withhold delivery of share certificates pending the resolution of any  inquiry  that  could  lead  to  a  finding  resulting  in  a forfeiture;

                          (C)  The date, if any, set by the Board

of  Directors as an accelerated expiration date in the  event  of the liquidation or dissolution of the Company; or

                          (D)  The occurrence of such other event

or  events as may be set forth in the Option Document as  causing an accelerated expiration of the Option.

                      (ii)  Notwithstanding  the  foregoing,  the

Committee  may extend the period during which all or any  portion of  an Option may be exercised to a date no later than the Option term  specified  in  the Option Document pursuant  to  Subsection

8(e)(i)(A), provided that any change pursuant to this  Subsection

8(e)(ii) which would cause an ISO to become a Non-qualified Stock

Option may be made only with the consent of the Optionee.

                      (iii)   Notwithstanding  anything  to   the

contrary  contained  in the Plan or an Option  Document,  an  ISO shall  be  treated as a Non-qualified Stock Option to the  extent such  ISO  is exercised at any time after the expiration  of  the time period permitted under the Code for the exercise of an ISO.

                (f)   Transfers. No Option granted under the Plan

may  be transferred, except by will or by the laws of descent and distribution. During the lifetime of the person to whom an Option

is   granted,  such  Option  may  be  exercised  only   by   him.

Notwithstanding the foregoing, a Non-qualified Stock  Option  may be  transferred  pursuant  to the terms  of  "qualified  domestic relations  order," within the meaning of Sections 401(a)(13)  and

414(p)  of  the  Code or within the meaning of  Title  I  of  the

Employee Retirement Income Security Act of 1974, as amended.

                (g)  Limitation on ISO Grants. To the extent that

the  aggregate  fair market value of the shares of  Common  Stock

(determined at the time the ISO is granted) with respect to which

ISO's  under all incentive stock option plans of the  Company  or its Affiliates are exercisable for the first time by the Optionee during  any calendar year exceeds $100,000, such ISO's shall,  to the  extent  of  such  excess, be treated as Non-qualified  Stock

Options.

                (h)   Other Provisions. Subject to the provisions

of  the  Plan,  the  Option Documents shall  contain  such  other provisions  including, without limitation, provisions authorizing the  Committee  to accelerate the exercisability of  all  or  any portion  of  an  Option granted pursuant to the Plan,  additional restrictions  upon  the  exercise of  the  Option  or  additional limitations  upon the term of the Option, as the Committee  shall deem advisable.

                (i)  Amendment. Subject to the provisions of  the

Plan,  the  Committee  shall  have  the  right  to  amend  Option

Documents  issued  to  an  Optionee, subject  to  the  Optionee's consent  if  such  amendment is not favorable  to  the  Optionee,

except that the consent of the Optionee shall not be required for any  amendment made pursuant to Subsection 8 (e)(i)(E) or Section

10 of the Plan, as applicable.

            9.   Special Provisions Relating to Grants of Options

to  members  of  the  Disinterested Director  Committee.  Options

granted  pursuant  to  the Plan to members of  the  Disinterested

Director  Committee shall be granted, without any further  action by the Committee, in accordance with the terms and conditions set forth in this Section 9. Options granted pursuant to this Section

9  shall  be  evidenced by Option Documents in such form  as  the

Committee shall from time to time approve, which Option Documents shall  comply  with  and be subject to the  following  terms  and conditions  and such other terms and conditions as the  Committee shall  from time to time require which are not inconsistent  with the terms of the Plan.

               (a)  Timing of Grants; Number of Shares Subject of

Options; Exercisability of Options; Option Price. Each member  of the  Disinterested Director Committee shall be granted  annually,

commencing  on March 1, 1994 and on each March 1, thereafter,  an

Option to purchase Five Thousand (5,000) Shares. Each such Option shall  be a Non-qualified Stock Option becoming exercisable  with respect  to  One  Hundred percent (100%) of  the  Shares  covered thereby on the first anniversary of the date of grant. The Option

Price  shall be equal to the Fair Market Value of the  Shares  on the date the Option is granted.

                (b)   Termination of Options Granted Pursuant  to

Section  9. All options granted pursuant to this Section 9  shall be exercisable until the first to occur of the following:

                          (i)   Expiration of five (5) years from

the date of grant;

                         (ii) Expiration of three (3) months from

the  date the Optionee's service as a director terminates for any reason other than Disability or death;

                          (iii)      Expiration of one  (1)  year

from the date the Optionee's service as a director terminates due to the Optionee's Disability or death; or

                         (iv) The date of a Change of Control.

                (c)  Applicability of Provisions of Section 8  to

Options  Granted Pursuant to Section 9. The following  provisions of  Section 8 shall be applicable to Options granted pursuant  to this Section 9: Subsection 8(a)(provided that all Options granted pursuant to this Section 9 shall be Non-qualified Stock Options);

the last sentence of Subsection 8(b); Subsection 8(c); Subsection

8(d)  (provided that Option Documents relating to Options granted pursuant to this Section 9 shall provide that payment may be made in  whole  or  in  part  in  shares  of  Company  Common  Stock);

Subsection 8(f); and Subsection 8(i).

           10.   Change of Control. In the event of a  Change  of

Control,  the  Committee  may  take  whatever  actions  it  deems necessary  or  desirable  with respect  to  any  of  the  Options outstanding  (other than Options granted pursuant to Section  9),

which   need  not  be  treated  identically,  including,  without

limitation,  accelerating (a) the expiration or termination  date in  the  respective Option Documents to a date  no  earlier  than thirty  (30) days after notice of such acceleration is  given  to

the   Optionees,  or  (b)  the  exercisability  of  the   Option.

Notwithstanding  the  foregoing, in the  event  of  a  Change  of

Control,  Options  granted  pursuant  to  the  Plan  will  become automatically exercisable in full but only with respect to  those

Optionees  who, in the good faith determination of the  Board  of

Directors, are likely to have their relationship with the Company

or   any   Affiliate   of   the  Company  terminated   (including

constructive  termination  through  a  significant  decrease   in

authority,  responsibility or overall total  compensation)  as  a result of such Change of Control.

                A  "Change  of Control" shall be deemed  to  have

occurred upon the earliest to occur of the following events:  (i)

any  "person," as such term is used in Sections 3(a)(9) and 13(d)

of  the  Securities Exchange Act of 1934, other than Merv Griffin or Edward Fishman or David Fishman and their affiliates and their

respective   heirs,  executors,  administrators  and  successors,

becomes a "beneficial owner," as such term is used in Rule  13d-3 promulgated  under  that act, of 50% or  more  of  the  Company's

Voting Stock;

           (ii) individuals who are Incumbent Directors cease  to

constitute  a  majority of the members of the Board of  Directors

("Incumbent Directors" for this purpose being the members of  the

Board of Directors on the date of adoption of this Plan, provided that  any  person  becoming a member of the  Board  of  Directors subsequent to such date whose election or nomination for election was  supported by two-thirds of the directors who then  comprised the  Incumbent Directors shall be considered to be  an  Incumbent

Director);

           (iii)  the  Company  adopts any  plan  of  liquidation

providing for the distribution of all or substantially all of its assets;

           (iv)  all or substantially all of the business of  the

Company  is  disposed of pursuant to a merger,  consolidation  or

other   transaction  (unless  the  stockholders  of  the  Company

immediately  prior  to  such  merger,  consolidation   or   other

transaction   beneficially  own,  directly  or   indirectly,   in

substantially the same proportion as they owned the voting  stock of  the  Company,  all  of the voting stock  or  other  ownership interests of the entity or entities, if any, that succeed to  the business of the Company);

           (v)  the Company combines with another company and  is

the surviving corporation but, immediately after the combination,

the   stockholders  of  the  Company  immediately  prior  to  the combination  hold, directly or indirectly, 50%  or  less  of  the voting  stock of the combined company (there being excluded  from the  number of shares held by such stockholders, but not from the voting  stock  of  the combined company, any shares  received  by

"affiliates",  as  such  term is defined  in  the  rules  of  the

Securities  and  Exchange Commission, of such  other  company  in exchange for stock of such other company); or

           (vi)  a "change of control" as defined in the form  of

indenture  governing any indebtedness of the Company  shall  have occurred.

          11.  Adjustments on Changes in Capitalization.

           (a)   In  the  event that the outstanding  Shares  are

changed  by  reason  of a reorganization, merger,  consolidation,

recapitalization,  reclassification, stock split-up,  combination or exchange of shares and the like (not including the issuance of

Common Stock on the conversion of other securities of the Company which  are  outstanding  on  the date  of  grant  and  which  are convertible into Common Stock) or dividends payable in Shares, an equitable  adjustment  shall be made  by  the  Committee  in  the aggregate  number  of shares available under  the  Plan,  in  the individual limit under Section 6 and in the number of Shares  and price  per  Share  subject  to outstanding  Options.  Unless  the

Committee makes other provisions for the equitable settlement  of

outstanding   options,  if  the  Company  shall  be  reorganized,

consolidated, or merged with another corporation, or  if  all  or substantially all of the assets of the Company shall be  sold  or exchanged, an Optionee shall at the time of issuance of the stock under  such  corporate  event be entitled  to  receive  upon  the exercise of his or her Option the same number and kind of  shares of stock or the same amount of property, cash or securities as he or she would have been entitled to receive upon the occurrence of any  such  corporate event as if he or she had been,  immediately prior  to such event, the holder of the number of shares  covered by his or her Option.

           (b)  Any adjustment under this Section 7 in the number

of  Shares subject to Options shall apply proportionately to only the  unexercised  portion  of any Option  granted  hereunder.  If fractions  of a Share would result from any such adjustment,  the adjustment  shall be revised to the next lower  whole  number  of

Shares.

           (c)   The  Committee shall have authority to determine

the  adjustments  to  be made under this Section,  and  any  such determination  by  the  Committee shall  be  final,  binding  and conclusive.

          12. Stock Appreciation Rights (SARs).

                 (a)   In  General.  Subject  to  the  terms  and

conditions  of  the  Plan, the Committee may,  in  its  sole  and absolute discretion, grant to an Optionee, other than an Optionee who  is  a member of the Disinterested Director Committee, rights to  surrender to the Company, in whole or in part, an Option, and to  receive  in  exchange therefor payment by the Company  of  an amount equal to the excess of the fair market value of the shares of  Common  Stock subject to such Option, or portion thereof,  so surrendered  (determined in the manner described in section  8(b)

as of the date the SARs are exercised) over the exercise price to acquire  such shares. Such payment may be made, as determined  by the  Committee in accordance with subsection 12(c) below and  set forth  in the Option Agreement, either in shares of Common  Stock or in cash or in any combination thereof.

                (b)   Grant. Each SAR shall relate to a  specific

Option  granted  under  the Plan and  shall  be  granted  to  the

Optionee  concurrently with the grant of such Option by inclusion of  appropriate  provisions  in the Option  Agreement  pertaining thereto.  The  number of SARs granted to an  Optionee  shall  not exceed  the number of shares of Common Stock which such  Optionee is  entitled  to  purchase pursuant to the  related  Option.  The number  of SARs held by an Optionee shall be reduced by  (i)  the number  of  SARs  exercised under the provisions  of  the  Option

Agreement  pertaining to the related Option, and (ii) the  number of  shares of Common Stock purchased pursuant to the exercise  of the related Option.

                (c)   Payment.  The  Committee  shall  have  sole

discretion  to  determine  whether payment  in  respect  of  SARs granted to any Optionee shall be made in shares of Common  Stock,

or  in  cash, or in a combination thereof. If payment is made  in

Common Stock, the number of shares of Common Stock which shall be issued  pursuant to the exercise of SARs shall be  determined  by dividing (i) the total number of SARs being exercised, multiplied by the amount by which the fair market value (as determined under section  8(b))  of a share of Common Stock on the  exercise  date exceeds  the  exercise price for shares covered  by  the  related

Option, by (ii) the fair market value of a share of Common  Stock on  the  exercise date of the SARs. No fractional share of Common

Stock shall be issued on exercise of an SAR; cash may be paid  by the  Company to the individual exercising an SAR in lieu  of  any such fractional share. If payment on exercise of an SAR is to  be made in cash, the individual exercising the SAR shall receive  in respect of each share to which such exercise relates an amount of money equal to the difference between the fair market value of  a share of Common Stock on the exercise date and the exercise price for shares covered by the related Option.

                (d)   Limitations. SARs shall be  exercisable  at

such  times and under such terms and conditions as the Committee,

in  its  sole and absolute discretion, shall determine; provided,

however, that an SAR may be exercised only at such times  and  by such  individuals as the related Option under the  Plan  and  the

Option Agreement may be exercised.

           13.  Terms  and  Conditions of Awards. Awards  granted

pursuant  to  the  Plan  shall  be  evidenced  by  written  Award

Agreements in such form as the Committee shall from time to  time approve, which Award Agreements shall comply with and be  subject to  the  following terms and conditions and such other terms  and conditions  which the Committee shall from time to  time  require which are not inconsistent with the terms of the Plan.

                (a)  Number of Shares. Each Award Agreement shall

state the number of shares of Common Stock to which it pertains.

                (b)   Purchase Price. Each Award Agreement  shall

specify  the purchase price, if any, which applies to the  Award.

If  the  Board specifies a purchase price, the Grantee  shall  be required to make payment on or before the date specified  in  the

Award Agreement. A Grantee shall pay for Shares (i) in cash, (ii)

by  certified check payable to the order of the Company, or (iii)

by such other mode of payment as the Committee may approve.


                (c)   Transfer.  In the case of  an  Award  which

provides  for  a  transfer of Shares without any payment  by  the

Grantee,  the transfer shall take place on the date specified  in the Award Agreement. In the case of an Award which provides for a payment,  the transfer shall take place on the date  the  initial payment is delivered to the Company, unless the Committee or  the

Award   Agreement   otherwise   specifies.   Stock   certificates

evidencing  Shares  transferred pursuant to  an  Award  shall  be issued  in  the  sole  name of the Grantee.  Notwithstanding  the foregoing,  as  a  precondition to a transfer,  the  Company  may require an acknowledgment by the Grantee as required with respect to Options under Section 8.

                (d)   Forfeiture  Conditions. The  Committee  may

specify  in  an  Award Agreement any conditions under  which  the

Grantee  of that Award shall be required to convey to the Company the  Shares covered by the Award. Upon the occurrence of any such specified  condition, the Grantee shall forthwith  surrender  and deliver to the Company the certificates evidencing such Shares as well  as  completely  executed  instruments  of  conveyance.  The

Committee,  in its discretion, may provide that certificates  for

Shares transferred pursuant to an Award be held in escrow by  the

Company or an appropriate officer of the Company until such  time as  each  and every forfeiture condition has lapsed and that  the

Grantee  be required, as a condition of the transfer, to  deliver to such escrow agent stock powers covering the transferred Shares duly  endorsed  by  the  Grantee. Stock  certificates  evidencing

Shares  subject to forfeiture shall bear a legend to  the  effect that  the Common Stock evidenced thereby is subject to repurchase or  conveyance  to the Company in accordance with an  Award  made under  the  Plan and that the Shares may not be sold or otherwise transferred.

                (e)   Lapse  of  Conditions. Upon termination  or

lapse  of each and every forfeiture condition, the Company  shall cause  certificates without the legend referring to the Company's repurchase  right  (but  with  any  other  legends  that  may  be appropriate)  evidencing the Shares covered by the  Award  to  be issued  to  the  Grantee  upon  the Grantee's  surrender  of  the legended certificates held by him to the Company.

                (f)   Rights as Stockholder. Upon payment of  the

purchase  price,  if  any, for Shares covered  by  an  Award  and compliance  with  the  acknowledgment requirement  of  subsection

13(c),  the Grantee shall have all of the rights of a stockholder with  respect to the Shares covered thereby, including the  right

to   vote  the  Shares  and  receive  all  dividends  and   other

distributions  paid or made with respect thereto, except  to  the extent  otherwise  provided  by the Committee  or  in  the  Award

Agreement.

           14.  Amendment of the Plan. The Board of Directors  of

the  Company,  by written resolution, may amend or terminate  the

Plan  at  any  time; provided, however, that any  amendment  that materially  increases the benefits accruing  to  an  Optionee  or

Grantee  under  the  Plan,  materially increases  the  aggregated number (or increase in any respect the individual limit for  any single  Optionee  or Grantee) of Shares that  may  be  issued  or transferred  under the Plan (other than by operation  of  Section

9), or materially modifies the requirements as to eligibility for participation  in the Plan, shall be subject to approval  by  the stockholders  of  the  Company. In addition,  the  provisions  of

Section  9  that determine (i) which directors shall  be  granted

Options  pursuant to Section 9; (ii) the amount of Shares subject to  Options  granted pursuant to Section 9; (iii)  the  price  at which shares subject to Options granted pursuant to Section 9 may be purchased and (iv) the timing of grants of Options pursuant to

Section  9 shall not be amended more than once every six  months,

other  than  to comport with changes in the Code or the  Employee

Retirement Income Security Act of 1974, as amended. No  amendment to  the  Plan  shall  adversely affect  any  outstanding  Option,

however, without the consent of the Optionee.

          15.  No Commitment to Retain. The grant of an Option or

Award pursuant to the Plan shall not be construed to imply or  to constitute evidence of any agreement, express or implied, on  the part  of  the Company or any Affiliate to retain the Optionee  or

Grantee in the employ of the Company or an Affiliate and/or as  a member  of  the  Company's Board of Directors  or  in  any  other capacity.

            16.   Withholding  of  Taxes.  Whenever  the  Company

proposes  or  is  required  to  deliver  or  transfer  Shares  in connection  with the exercise of an Option or Award, the  Company shall  have  the right to (a) require the recipient to  remit  or otherwise  make available to the Company an amount sufficient  to

satisfy   any   federal,  state  and/or  local  withholding   tax

requirements prior to the delivery or transfer of any certificate or certificates for such Shares or (b) take whatever other action it  deems necessary to protect its interests with respect to  tax liabilities.  The Company's obligation to make  any  delivery  or transfer  of  Shares shall be conditioned on  the  Optionee's  or

Grantee's  compliance,  to the Company's satisfaction,  with  any withholding requirement.

           17.   Interpretation. The Plan is intended  to  enable

transactions  under  the  Plan  with  respect  to  directors  and

officers   (within  the  meaning  of  Section  16(a)  under   the

Securities  Exchange  Act  of 1934, as amended)  to  satisfy  the conditions of Rule 16b-3; to the extent that any provision of the

Plan  would cause a conflict with such conditions or would  cause the  administration of the Plan as provided in Section 3 to  fail to  satisfy the conditions of Rule 16b-3, such provision shall be deemed  null and void to the extent permitted by applicable  law.

This section shall not be applicable if no class of the Company's equity  securities is then registered pursuant to Section  12  of the Securities Exchange Act of 1934, as amended.

          18.  Miscellaneous

                (a) Substitute Grants.  The Committee may make  a

Grant  to  an employee of another corporation who becomes  a  Key

Employee   or   Director  by  reason  of  a   corporate   merger,

consolidation,  acquisition of stock or property,  reorganization or  liquidation involving the Company or any of its  subsidiaries in  substitution  for  a stock option or restricted  stock  grant granted  by  such corporation.  The terms and conditions  of  the substitute  stock  grant may vary from the terms  and  conditions

required  by  the  Plan.   The  Committee  shall  prescribe   the

provisions of the substitute grants.

                (b)  Compliance with Law.  The Plan, the exercise

of  Options  and  the  obligations of the  Company  to  issue  or transfer shares of Company Stock under Options or Awards shall be

subject  to  all  applicable  laws  and  to  approvals   by   any

governmental  or  regulatory agency  as  may  be  required.   The

Committee may revoke any Option or Award if it is contrary to law or modify an Option or Award to bring it into compliance with any valid and mandatory government regulation.  The Committee may, in its  sole  discretion,  agree to limit its authority  under  this

Section.

                (c)  Ownership of Stock.  An Optionee or  Grantee

shall  have no rights as a stockholder with respect to any Shares covered by an Option or Award until the Shares are issued to  the

Optionee or Grantee on the stock transfer records of the Company.